                               SECOND AMENDMENT



      This Second Amendment dated as of March 3, 1998 to Credit Agreement dated as of March 28, 1997 (as amended, supplemented or modified from time to time, the "Credit Agreement") between Meridian Sports Incorporated (the "Borrower") and RGI Group Incorporated (fka Revlon Group Incorporated) (the "Lender").


                                R E C I T A L S
                                - - - - - - - -

      WHEREAS, the Borrower and the Lender desire to amend the Credit Agreement as herein set forth.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

      1. DEFINED TERMS. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

      2.    MATURITY DATE.    The definition of "Maturity Date" as set forth in
Section 1.1 of the Credit Agreement is hereby amended by substituting "December 1, 1999" for "December 1, 1998", where it appears therein.

      3. NO EVENT OF DEFAULT. The Borrower, as of the date hereof and after giving effect to the amendments contained herein, hereby confirms that no Event of Default has occurred and is continuing.

      4. EFFECTIVENESS; EFFECT. This First Amendment shall become effective as of the date first above written. Except as expressly modified herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof.

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      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.




                                          MERIDIAN SPORTS INCORPORATED,
                                            a Delaware corporation



                                          By: /s/ Thomas E. Kohut
                                              -----------------------------
                                              Thomas E. Kohut
                                              Vice President and Controller



                                          RGI GROUP INCORPORATED,
                                            a Delaware corporation



                                          By: /s/ Glenn P. Dickes
                                              ------------------------------
                                              Glenn P. Dickes
                                              Senior Vice President
                                                and Secretary









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